“We make healthy possible” UBS Global Healthcare Conference Focused on Rob Stewart Growth & President and CEO Execution May 21, 2018

Safe Harbor Statement Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. The words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” and similar words are intended to identify estimates and forward-looking statements. Such forward-looking statements are based on the expectations of Amneal Pharmaceuticals, Inc. (“our” or the “Company”) and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to (i) our ability to integrate the operations of Amneal Pharmaceuticals LLC (“Amneal”) and Impax Laboratories, Inc. (“Impax”) pursuant to the transactions (the “Combination”) contemplated by that certain Business Combination Agreement dated as of October 17, 2017 by and among the Company, Amneal, Impax and K2 Merger Sub Corporation as amended by Amendment No. 1, dated November 21, 2017 and Amendment No. 2 dated December 16, 2017 and our ability to realize the anticipated synergies and other benefits of the Combination, (ii) the fact that certain of our stockholders holding over a majority of our shares (the “Amneal Group Members”) may have interests different from those of our other stockholders, (iii) the transaction costs related to the Combination, (iv) results from the public unaudited financial information of Impax and Amneal may not be indicative of the Company’s future operating performance, (v) business issues faced by either Amneal or Impax may be imputed to the operations of the Company, (vi) the impact of a separation of Impax or Amneal as a subsidiary of the Company, (vii) the change of control or early termination rights in certain of Impax’s or Amneal’s contracts that may be implicated by the Combination, (viii) payments required by the Company’s Tax Receivables Agreement, (ix) the impact of global economic conditions, (x) our ability to successfully develop or commercialize new products, (xi) our ability to obtain exclusive marketing rights for our products or to introduce products on a timely basis, (xii) the competition we face in the pharmaceutical industry from brand and generic drug product companies, (xiii) our ability to manage our growth, (xiv) the impact of competition, (xv) the illegal distribution and sale by third parties of counterfeit versions of our products or of stolen products, (xvi) market perceptions of us and the safety and quality of our products, (xvii) the substantial portion of our total revenues derived from sales of a limited number of products, (xviii) our ability to develop, license or acquire and introduce new products on a timely basis, (xix) the ability of our approved products to achieve expected levels of market acceptance, (xx) the risk that we may discontinue the manufacture and distribution of certain existing products, (xxi) the impact of manufacturing or quality control problems, (xxii) product liability risks, (xxiii) risks related to changes in the regulatory environment, including United States federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws, (xxiv) changes to FDA product approval requirements, (xxv) risks related to federal regulation of arrangements between manufacturers of branded and generic products, (xxvi) the impact of healthcare reform, (xxvii) business interruptions at one of our few locations that produce the majority of our products, (xxviii) relationships with our major customers, (xxix) the continuing trend of consolidation of certain customer groups, (xxx) our reliance on certain licenses to proprietary technologies, (xxxi) our dependence on third party suppliers and distributors for raw materials for our products, (xxxii) the time necessary to develop generic and branded drug products, (xxxiii) our dependence on third parties for testing required for regulatory approval of our products, (xxxiv) our dependence on third party agreements for a portion of our product offerings, (xxxv) our ability to make acquisitions of or investments in complementary businesses and products, (xxvi) regulatory oversight in international markets, (xxxvii) our increased exposure to tax liabilities and the impact of recent United State tax legislation, (xxxviii) third parties’ infringement of our intellectual property rights, (xxxix) our involvement in various legal proceedings, (xl) increased government scrutiny related to our agreements to settle patent litigation, (xli) the impact of legal, regulatory and legislative strategies by our brand competitors, (xlii) the significant amount of resources we expend on research and development, (xliii) our substantial amount of indebtedness, (xliv) risks inherent in conducting clinical trials, (xlv) our reporting and payment obligations under the Medicaid and other government rebate programs, (xlvi) fluctuations in our operating results, (xlvii) adjustments to our reserves based on price adjustments and sales allowances, (xlviii) impact of impairment on our goodwill and other intangible assets, (xlix) investigations and litigation concerning the calculation of average wholesale prices, (l) cybersecurity and data leakage risks, (li) our ability to attract and retain talented employees and consultants, (lii) uncertainties involved in the preparation of our financial statements, (liii) impact of terrorist attacks and other acts of violence, (liv) expansion of social media platforms, (lv) our need to raise additional funds in the future, (lvi) the restrictions imposed by the terms of our credit agreement, (lvii) our ability to generate sufficient cash to service our indebtedness in the future and (lviii) such other factors as may be set forth in the Company’s public filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. Trademarks referenced herein are the property of their respective owners. ©2018 Amneal Pharmaceuticals, Inc. All Rights Reserved. 2

A Strong Foundation to Deliver Long-Term Growth

GENERIC PRODUCT FAMILIES
200+

SPECIALTY PRODUCTS
6

GENERICS PIPELINE
147 Products filed
135 Under Development

SPECIALTY PIPELINE
IPX203 (Parkinson's disease)

BIOSIMILARS PIPELINE
1 Product filed
1 Near-term filing opportunity
1 Under Development

OUR PORTFOLIO FOCUS
Generics
Specialty Products
Biosimilars

R&D CENTERS
8

GLOBAL MANUFACTURING FACILITIES
11

ANNUAL R&D INVESTMENT
~10% of annual revenues

MANUFACTURING CAPACITY
~20 Billion units

Supported by Strong Cash Flow Targeted for Continued Investment in Growth Initiatives and Debt Reduction

amneal Data as of May 18, 2018 3

Combination Fuels Long-Term Growth * Estimated Adjusted EBITDA ($billions) z Annual double-digit revenue, adjusted EBITDA and adjusted EPS growth over next 3 years ~$1.1 z $200+ million in expected annual synergies within 3 years ~$0.60-$0.65 z Significant projected cash flow generation enables de-leveraging and future investment in high-growth opportunities in generic, specialty and other adjacencies 2018E 2020E Growth Driven by a Diversified Portfolio of Generic Products Filed at FDA 4 *2018E includes approximately $30-$35 million of cost synergies. 2020E includes approximately $150 million of cost synergies. See slide13 for detail. 4

Diversified Generic Products Commercial Portfolio

Our portfolio consists of more than 200 product families including difficult-to-manufacture and high barrier-to-entry products across multiple dosage forms



Yuvafem (Estradiol Vaginal Tablets)
~$124mm+



Adrenaclick (epinephrine auto-injector)
~$108mm+



Diclofenac Sodium Topical Gel 1%
~$95mm+



Aspirin and Extended-Release Dipyridamole
~$90mm+



Oseltamivir Capsules
~$80mm+

Revenue Diversification - Top 5 Generic Product Revenue Contribution ~ 27%[1]

For the Top 5 Generic products shown, net revenues reflect the last twelve months ended March 31, 2018.
[1] Top 5 generic product net revenue as a percent of total company net revenue for the last 12 months ended March 31, 2018.

amneal 5

Stable Cash Flow from Specialty Franchise z Proprietary marketed products í Central nervous system disorders í Parasitic infections í Other therapeutic areas z Established U.S. sales and marketing function ௅ 130 sales reps ௅ Primarily targeting neurologists, movement disorder specialists and other high-prescribing physicians in key markets z Rytary YTD growth: ௅ TRx’s up 18%; surpassed 4,000 TRx’s1 ௅ Net revenue up more than 30%2 Committed to Investing in Organic and External Opportunities to Create Long-Term Growth 6 1 Data as of May 18, 2018 2 Data as of March 31, 2018

Broad R&D and Manufacturing Capabilities Manufacturing and R&D Piscataway, NJ: API Complex and High Value Products, Distribution Topicals, Transdermals, High Potency and Hormonal Products Cashel, Ireland: Branchburg, NJ: MDI, DPI, Hormonal Injectables Oral Liquid Products, Nasal Sprays Dahej, India: Active Pharmaceutical Ingredients Hayward, CA: Vizag, India: Oral Solids, Controlled Active Pharmaceutical Ingredients Substances Hauppauge, NY: Oral Solids Glasgow, KY: Distribution center Hyderabad, India: Oncology (vials and PFS) Ahmedabad, India: Brookhaven, NY: 3 Facilities: Oral Solids, Controlled • 2 Oral Solids Substances, Soft Gel, High • 1 Injectables (Peptides, LA depot, Potency and Hormonal Products Liposomes, PFS and Ophthalmics) Capacity to Support Growth for the Foreseeable Future; ~20 Billion Unit Capacity 7

Diversified and High-Value Generic Pipeline Approximately 282 total projects of which ~50% are high value opportunities1 Transdermal Transdermal 5% - $2.4B Ophthalmic Nasal Spray 4% - $3.5B Other Nasal Spray 2% $0.3B 1% - $0.5B 1% - $0.1B 1% - $0.2B Inhalation Injectable 6% - $13.1B Topical 17% - $8.1B Injectable 10% - $4.1B Topical 21% - $6.4B 5% - $1.1B ER Tablets 10% - $9.8B ER Tablets 7% - $2.9B Oral Liquid IR Tablets 5% - $0.9B Oral Liquid 18% - $5.9B 10% - $1.1B IR Tablets Capsules/Soft Gels 37% - $40.B 13% - $8.8B Ophthalmic Capsules/Soft Gels 11% - $3.1B 13% - $7.5B Filings 147 ANDAs2 Development Pipeline: 135 projects2 U.S. Brand/Generic Sales ~$75 Billion3 U.S. Brand/Generic Sales ~$45 Billion3 Note: % numbers in pie charts above represent percentage of products within each dosage form; $ amounts represent respective sales data per IQVIA, as noted below. 1 High value opportunities are eFTF, FTF, FTM and other high value opportunities with 0 to 3 competitors. 8 2 Pipeline data as of May 18, 2018. 3 Sales data per IQVIA LTM February 2018

Pending ANDA Pipeline Offers Numerous Potential High-Value Opportunities to Drive Growth

A snapshot of only a few of the many high-value opportunities in our pipeline

Products	Brand	LTM IMS Sales
Dimethyl Fumarate DR Capsules	Tecfidera®	$3,548
Glatiramer Injection 40mg	Copaxone HD®	$3,457
Lisdexamfetamine Dimesylate Capsule	Vyvanse®	$3,242
Lurasidone Tablets, 20mg, 40mg, 60mg, 80mg and 120mg	Latuda®	$2,962
Emtricitabine + Tenofovir Disoproxil Fumarate	Truvada®	$2,888
Cinacalcet HCl 30mg, 60mg and 90mg Tablets	Sensipar®	$1,831
Teriflunomide Tablets	Aubagio®	$1,487
Sildenafil Citrate Tablets	Viagra®	$1,428
Abiraterone Acetate Tablets, 250mg	Zytiga®	$1,393
Lacosamide Tablet	Vimpat®	$1,191
Sodium Oxybate Oral Solution	Xyrem®	$1,187
Imatinib Mesylate Tablets	Gleevec®	$1,113
Mesalamine Delayed Release Tablet, 1.2gm	Lialda®	$1,087
Testosterone Metered Gel 1.62% Pump	Androgel®	$1,062
Biosimilar Opportunities		
Pegfilgrastim	Neulasta®	$4,235
Bevacizumab	Avastin®	$2,926
Filgrastim	Neupogen®	$353

$ millions.
Pending products as of April 1, 2018 with IQVIA sales greater than $1 billion . IQVIA sales data as of February 2018.

amneal

9

Ongoing Commitment to Invest in Biosimilar Pipeline New Partnership Existing Partnership z Amneal entered into a licensing and supply agreement for biosimilar candidate Avastin® (bevacizumab) z Amneal will be the exclusive partner for the bevacizumab Product Filed product in the US market z Amneal will pay up-front, development and regulatory milestone payments to mAbxience as well as one-time commercial milestone payments on reaching pre-agreed Expected to be sales targets in the market Filed 2H 2018 10

Streamlining Operations and Capturing Cost Synergies z Phasing out Impax Hayward campus including manufacturing, R&D and other operations z Transferring products to Amneal’s lower-cost facilities in the U.S. and India z Anticipated completion timeline of ~12 to 15 months (completed by August 2019) z Accelerated closing expected to favorably impact 2019 and 2020 results 11

Substantial Synergy Opportunity Expected $200+ million in annual incremental synergies within 3 years of close1 Estimated Actual Cost Savings Realized by Year ($ in millions) $200+ $50+ $40-$45 $65-$70 $30-$35 2018E 2019E 2020E 2021E Total 2 ($ in millions) Previously Disclosed Run-Rate Synergies Synergies by Function $80-$120 $125-$150 $200 Manufacturing/CMO ~60% SG&A ~20% Within 12 months Within 24 months Within 36 months R&D ~20% 1 Estimated cash costs of $65 to $75 million to achieve expected synergies of approximately $200 million. 12 2 Run-rate cost synergies calculated using the estimated achieved net synergies within 24 months of the respective.

2018 Key Guidance Assumptions z Growth in adjusted EBITDA weighted towards second half of 2018 due to estimated timing of new approvals and launches z Generic division growth driven by new product launches which are expected to more than offset additional competition on existing portfolio ௅ Potential opportunity to launch approximately 60 generic products ƒ Year-to-date; 13 ANDAs approved and 13 products launched z Specialty Pharma growth driven by Rytary®,Zomig® nasal spray and Emverm® z Delivering on investments in R&D ௅ Currently targeting to file more than 30 ANDAs ௅ Initiating phase 3 study for IPX203 z Targeting synergies of $30 to $35 million ௅ 50% R&D, 30% SG&A, 20% Manufacturing Data as of May 18, 2018. 13

Full Year 2018 Financial Guidance Guidance Range Full Year 2018 Adjusted Gross Margins 50% - 55% Adjusted R&D Expense as a % of Total Revenues1 10% - 15% Adjusted SG&A Expense as a % of Total Revenues 13% - 16% Adjusted EBITDA2 $600 to $650 million Adjusted EPS $0.95 - $1.10 Adjusted Effective Tax Rate 20% to 22% Capital Expenditures $80 to $100 million Diluted Shares Outstanding Approximately 300 million 1 Targeted annualized R&D spend is approximately 10% of total revenues. Delayed closing of business combination resulting in higher R&D spend in 2018. 2 Includes cost synergies of ~ $30 - $35 million currently expected to be realized in 2018. Amneal’s full year 2018 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. The Company does not provide forward-looking guidance metrics as outlined below on a GAAP basis. Consequently, the Company cannot provide a reconciliation between non-GAAP expectations and corresponding GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses, asset impairments and certain and other gains and losses. These items are uncertain, depend on 14 various factors, and could have a material impact on U.S. GAAP reported results for the guidance period. The following statements are forward looking and actual results could differ materially depending on market conditions and the factors set forth under "Safe Harbor" below.

Adjusted EBITDA Bridge to Full Year 2018 Guidance Recent Generic Approvals and Launches Demonstrate Significant Progress Towards 2018 Guidance Colesevelam (gWelchol), Vigabatrin POS and Phytonadione Adjusted EBITDA Year $625 Guidance To Go $600 to $650 Million $ millions $465 $381 +84.0 1Q 2018 Seasonality Year to Date Backlog Specialty Pricing Net Volume/ 2018 Year To Go Mid-Point Annualized Launches Epinephrine Pharma Initatives Synergies Price Adjusted Launches Full Year Adjusted May 18, 2018 Auto-injector Growth EBITDA 2018 EBITDA Adjusted 15 EBITDA Guidance Updated as of May 18th to reflect the Colesevelam (gWelchol), Vigabatrin POS and Phytonadione products launched since May 7th.

Focused on Operational Execution… z Rapidly and seamlessly combine Amneal and Impax z Focus on synergy capture and cost control z Maintain high level of quality and compliance z Continue to provide superior service to our customers z Maximize value of enhanced commercial portfolio to grow revenue and profits 16

…And Continued Investment in Growth Initiatives OUR PORTFOLIO FOCUS Specialty Generics Biosimilars Products z Invest in organic growth through focused R&D z Pursue creative business development to strengthen our franchises and other adjacencies 17

Appendix 18

Disclosed ANDA Pending Pipeline

Product	Brand	LTM IMS Sales	Product	Brand	LTM IMS Sales
Pemetrexed injection	Alimta®	$1,053	Pitavastatin Calcium Tablet	Livalo®	$292
Lubiprostone Capsule	Amitiza®	$489	Guaifenesin Tablet	Mucinex®	$75
Testosterone Gel 1.62%	Androgel®	$1,062	Guaifenesin + Dextromethorphan HBr	Mucinex® DM	$61
Teriflunomide Tablet	Aubagio®	$1,487	Dronaderone Tablet	Multaq®	$450
Testosterone Topical Solution	Axiron®	$158	Ritonavir Tablet	Norvir®	$200
Risedronate Sodium DR tablet	Atelvia®	$18	Saxagliptin HCl Tablet	Onglyza®	$404
Ticagrelor Tablet	Brilinta®	$749	Doxycycline ER Capsule 40mg	Oracea®	$300
Exenatide Injection	Byetta®	$237	Oxycodone ER Tablet	OxyContin®	$1,875
Mesalamine Rectal Suppository	Canasa®	$245	Diclofenac Na Topical Solution 2%	Pennsaid® 2%	$953
Colchicine Tablet	Colcrys®	$574	Dexmedetomidine HCl Injection	Precedex®	$119
Glatiramer Injection	Copaxone®HD	$3,457	Asenapine Maleate Sublingual Tablet	Saphris®	$292
Carvedilol ER capsule	Coreg CR®	$192	Cinacalcet HCl Tablet	Sensipar®	$1,739
Prasugrel HCl Tablet	Effient ®	$516	Quetiapine Fumarate ER Tablet	Seroquel® XR	$629
Apixaban IR tablet	Eliquis®	$4,956	Dimethyl Fumarate DR Capsule	Tecfidera®	$3,548
Darifenacin HBr ER Tablet	Enablex®	$35	Fesoterodine Fumarate Tablet	Toviaz®	$200
Rivastigmine TDS Patch	Exelon®	$262	Emtricitabine + Tenofovir DF Tablet	Truvada®	$2,888
Fulvestrant Injection	Faslodex®	$503	Bortezomib Injection	Velcade®	$637
Fentanyl Buccal IR tablet	Fentora®	$103	Sildenafil Citrate Tablet	Viagra®	$1,428
Levomilnacipran HCl ER Capsule	Fetzima®	$118	Lacosamide Tablet	Vimpat®	$1,191
Imatinib Mesylate Tablet	Gleevec®	$1,113	Lisdexamfetamine Dimesylate Capsule	Vyvanse®	$3,242
Saxagliptin HCl + Metformin ER Tablet	Kombiglyze® XR	$194	Sodium Oxybate Solution	Xyrem®	$1,187
Lamotrigine ER Tablet	Lamictal® XR	$323	Azithromycin Powder for Suspension	Zithromax®	$74
Lurasidone HCl Tablet	Latuda®	$2,962	Abiraterone Acetate Tablet	Zytiga ®	$1,393
Mesalamine DR Tablet	Lialda®	$1,087			

amneal

$ millions.
Source of sales data: IMS NPS February 2018; Pipeline data as of May 17, 2018.

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